Exhibit 10.1

AMENDMENT NO. 3 TO FIVE-YEAR REVOLVING CREDIT AGREEMENT

THIS AMENDMENT NO. 3 TO FIVE-YEAR REVOLVING CREDIT AGREEMENT (this “Amendment”) is dated as of March 28, 2014, by and among BLACKROCK, INC., a Delaware corporation (the “Company”), the Designated Borrowers party hereto (each a “Designated Borrower” and, together with the Company, the “Borrowers” and, each a “Borrower”), the banks and other financial institutions or entities party hereto (the “Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

Statement of Purpose

The Borrowers, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of March 10, 2011 (as amended by that certain Amendment No. 1 to Five-Year Revolving Credit Agreement dated as of March 30, 2012, and that certain Amendment No. 2 to Five-Year Revolving Credit Agreement dated as of March 28, 2013, the “Credit Agreement”), pursuant to which the Lenders have extended certain credit facilities to the Borrowers.

The Borrowers have requested, and the Lenders and the Administrative Agent have agreed, subject to the terms and conditions set forth herein, to amend the Credit Agreement as specifically set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Capitalized Terms. All capitalized undefined terms used in this Amendment (including, without limitation, in the introductory paragraph and the Statement of Purpose hereto) shall have the meanings assigned thereto in the Credit Agreement.

2. Amendments. Subject to and in accordance with the terms and conditions set forth herein, the parties hereto hereby agree that the Credit Agreement is amended as follows:

(a) Section 1.1 of the Credit Agreement is hereby amended by:

(i) deleting the table in the definition of “Applicable Percentage” in its entirety and replacing it with the following:

		Applicable Percentage Per Annum
Level	Debt Rating (S&P / Moody’s)	LIBOR Rate/ LIBOR Market Index Rate	Base Rate/ Japanese Base Rate	Commitment Fee
I	≥ AA- / Aa3	0.625%	0.000%	0.060%
II	A+ / A1	0.750%	0.000%	0.070%
III	A / A2	0.875%	0.000%	0.080%
IV	A- / A3	1.000%	0.000%	0.100%
V	≤ BBB+ / Baa1	1.250%	0.250%	0.150%

(ii) deleting the definitions of “Dollar Amount,” “Extensions of Credit,” “Fronted Letter of Credit,” “Issuing Lender,” “Letter of Credit Application,” and “Maturity Date” in their entirety and replacing them with the following:

“‘Dollar Amount’ means (a) with respect to each Revolving Credit Loan made or continued (or to be made or continued), or Letter of Credit issued, increased or extended (or to be issued, increased or extended), in Dollars, the principal or face amount, as applicable, thereof, (b) with respect to each Revolving Credit Loan made or continued (or to be made or continued) or Letter of Credit issued, increased or extended (or to be issued, increased or extended) in an Alternative Currency, the amount of Dollars which is equivalent to the principal amount of such Revolving Credit Loan, or face amount of such Letter of Credit, as applicable, at the most favorable spot exchange rate for the applicable Borrower as determined by the Administrative Agent at approximately 11:00 a.m. (the time of the Administrative Agent’s Correspondent) two (2) Business Days before such Loan is made or continued (or to be made or continued) or Letter of Credit is issued, increased or extended (or to be issued, increased or extended) and (c) with respect to each Japanese Yen Loan made or continued (or to be made or continued), the amount of Dollars which is equivalent to the principal amount of such Japanese Yen Loan at the most favorable spot exchange rate for the applicable Borrower as determined by the Japanese Yen Lender at approximately 11:00 a.m. (Tokyo time) one (1) Business Day before such Japanese Yen Loan is made or continued (or to be made or continued). When used with respect to any other sum expressed in an Alternative Currency, “Dollar Amount” shall mean the amount of Dollars which is equivalent to the amount so expressed in such Alternative Currency at the most favorable spot exchange rate for the applicable Borrower as determined by the Administrative Agent or Japanese Yen Lender, as applicable, to be available to it at the relevant time.

‘Extensions of Credit’ means, as to any Lender at any time, (a) an amount equal to the sum of (i) the aggregate principal amount of all Revolving Credit Loans made by such Lender then outstanding, (ii) such Lender’s L/C Obligations then outstanding, (iii) such Lender’s Commitment Percentage of the Japanese Yen Loans then outstanding and (iv) such Lender’s Commitment Percentage of the Swingline Loans then outstanding, or (b) the making of, or participation in, any Loan or participation in, or issuance, increase or extension of, any Letter of Credit by such Lender, as the context requires.

‘Fronted Letter of Credit’ means a standby Letter of Credit issued by an Issuing Lender having an L/C Fronting Commitment in which each Lender purchases a risk participation pursuant to Section 3.4.

‘Issuing Lender’ means (a) in the case of Fronted Letters of Credit, each Lender having an L/C Fronting Commitment, in its capacity as the issuer of any Fronted Letter of Credit, or any successor thereto and (b) in the case of Several Letters of Credit, the L/C Agent. References to “the Issuing Lender” herein shall mean “an Issuing Lender” or “the applicable Issuing Lender” or “such Issuing Lender” or “each Issuing Lender” or similar constructions, as the context may indicate.

‘Letter of Credit Application’ means an application, in the form attached hereto as Exhibit K requesting the Issuing Lender to issue a Letter of Credit, as such Exhibit may be amended or modified from time to time by the Administrative Agent in its reasonable discretion with the consent of the Company.

‘Maturity Date’ means the earliest to occur of (a) March 28, 2019 (as such date may be extended with respect to consenting Lenders pursuant to Section 2.10), (b) the date of termination by the Company pursuant to Section 2.6, or (c) the date of termination pursuant to Section 11.2(a).”

For the avoidance of doubt, the amendment of the definition of “Maturity Date” set forth above shall not constitute a utilization of the Company’s option to request extensions of the Maturity Date in respect of the Revolving Credit Facility pursuant to Section 2.10 of the Credit Agreement.

(iii) adding the following definition of “L/C Fronting Commitment” in appropriate alphabetical order:

“‘L/C Fronting Commitment’ means, as to any Issuing Lender, the obligation of such Issuing Lender to issue Fronted Letters of Credit for the account of the Borrower from time to time in an aggregate amount up to the amount set forth opposite the name of each such Issuing Lender on Schedule 1.1(b) or such greater amount (but not in excess of the L/C Commitment) as is agreed to by such Issuing Lender, in its sole discretion, from time to time after request by the Company.”

(b) Schedule 1.1(b) to the Credit Agreement is replaced with a revised Schedule 1.1(b) attached hereto as Exhibit A to this Amendment, which such Schedule 1.1(b) reflects the Commitments of all the Lenders and the L/C Fronting Commitments of all the Issuing Lenders upon the effectiveness of this Amendment.

(c) Section 3.1(a) of the Credit Agreement is hereby amended by deleting clause (i) thereof in its entirety and replacing it with the following:

“(i) each Issuing Lender having an L/C Fronting Commitment, in reliance on the agreements of the L/C Participants set forth in Section 3.4(a), agrees to issue Fronted Letters of Credit in an aggregate Dollar Amount at any time outstanding not to exceed its L/C Fronting Commitment for the account of any Borrower on any Business Day from and after the Closing Date in such form as may be approved from time to time by such Issuing Lender,”

(d) Section 3.1(d) of the Credit Agreement is hereby amended by adding the following immediately after clause (iii) thereof:

“or (iv) in the case of Fronted Letters of Credit, after giving effect thereto, the maximum amount of all Fronted Letters of Credit issued by such Issuing Lender shall exceed Dollar Amount of the L/C Fronting Commitment of such Issuing Lender.”

(e) Section 3.2 of the Credit Agreement is hereby amended by deleting the first sentence thereof in its entirety and replacing it with the following:

“The Company may from time to time request that an Issuing Lender issue a Letter of Credit by delivering to the applicable Issuing Lender (with a copy to the Administrative Agent at the Administrative Agent’s Office) a Letter of Credit Application therefor, completed to the satisfaction of the applicable Issuing Lender, and such other certificates, documents and other papers and information as the applicable Issuing Lender may reasonably request, which such information shall include (a) in the case of a request for an initial issuance of a Letter of Credit, (i) the Permitted Currency in which such Letter of Credit shall be denominated, (ii) whether such Letter of Credit is to be a Fronted Letter of Credit or a Several Letter of Credit (and, in the case of Several Letters of Credit, in the event a Lender advises the L/C Agent that such Lender is a Participating Lender, such Participating Lender’s Commitment Percentage of such Several Letter of Credit will be issued by the L/C Agent as the Several Issuing Lender in reliance on such Participating

Lender’s obligation to purchase participations in such amount pursuant to Section 3.1(a)(iii)), (iii) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day), (iv) the amount thereof, (v) the expiry date thereof, (vi) the name and address of the beneficiary thereof, (vii) the documents to be presented by such beneficiary in case of any drawing thereunder, (viii) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder, and (ix) the purpose and nature of the requested Letter of Credit; and (b) in the case of a request for an amendment of any outstanding Letter of Credit, (i) the Letter of Credit to be amended, (ii) the proposed date of amendment thereof (which shall be a Business Day) and (iii) the nature of the proposed amendment.”

(f) Section 3.3(b) of the Credit Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

“(b) Issuance Fee. In addition to the foregoing commission, each Borrower shall pay (or shall cause to be paid) to the Administrative Agent, for the account of the applicable Issuing Lender an issuance fee equal to (a) in the case of Fronted Letters of Credit, the Dollar Amount of the undrawn face amount of each Fronted Letter of Credit issued for such Borrower’s account at the rate of 0.20% per annum and (b) in the case of Several Letters of Credit, the Dollar Amount of the portion of each such Several Letter of Credit issued for such Borrower’s account provided by the L/C Agent acting as Several Issuing Lender for the relevant Participating Lenders pursuant to Section 3.1(b) at the rate of 0.20% per annum (as if the portion of such Several Letter of Credit provided by the L/C Agent for such Participating Lenders were a Fronted Letter of Credit). Such issuance fees shall be payable quarterly in arrears on the last Business Day of each calendar quarter commencing with the first such date to occur after the issuance of such Letter of Credit, on the Maturity Date and thereafter on demand of the Administrative Agent.”

(g) Article III of the Credit Agreement is hereby amended by adding the following new Section 3.10 immediately after the end of Section 3.9 thereof:

“SECTION 3.10 Reporting of Letter of Credit Information and L/C Commitment. At any time that there is an Issuing Lender that is not also the financial institution acting as Administrative Agent, then (a) on the last Business Day of each calendar month, (b) on each date that a Letter of Credit is amended, terminated or otherwise expires, (c) on each date that a Letter of Credit is issued or the expiry date of a Letter of Credit is extended, and (d) upon the request of the Administrative Agent, each Issuing Lender (or, in the case of clauses (b), (c) or (d) of this Section, the applicable Issuing Lender) shall deliver to the Administrative Agent a report setting forth in form and detail reasonably satisfactory to the Administrative Agent information (including, without limitation, any reimbursement, cash collateral, or termination in respect of Letters of Credit issued by such Issuing Lender) with respect to each Letter of Credit issued by such Issuing Lender that is outstanding hereunder. In addition, each Issuing Lender shall provide notice to the Administrative Agent of its L/C Fronting Commitment, or any change thereto, promptly upon it becoming an Issuing Lender or making any change to its L/C Commitment. No failure on the part of any Issuing Lender to provide such information pursuant to this Section 3.10 shall limit the obligations of the Borrower or any Revolving Credit Lender hereunder with respect to its reimbursement and participation obligations hereunder.”

(h) Section 13.1(a) of the Credit Agreement is hereby amended by deleting the reference to “Amy Engel” therein and replacing it with “Philippe Matsumoto.”

(i) The Credit Agreement is hereby amended by adding as Exhibit K to the Credit Agreement, the Form of Letter of Credit Application attached to this Amendment as Exhibit B.

(j) The cover page of the Credit Agreement is hereby amended such that Credit Suisse Securities (USA) LLC is designated as an additional Joint Lead Arranger and Joint Bookrunner thereunder. For the avoidance of doubt, the parties hereto acknowledge that each of (i) Wells Fargo Securities, LLC, (ii) Citigroup Global Markets Inc., (iii) Merrill Lynch, Pierce, Fenner & Smith Incorporated, (iv) Barclays Capital, (v) J.P. Morgan Securities LLC, (vi) Morgan Stanley Senior Funding, Inc., (vii) Deutsche Bank Securities Inc., (viii) HSBC Securities (USA) Inc. and (ix) Credit Suisse Securities (USA) LLC shall be named as joint lead arrangers for the purposes of this Amendment.

3. Effectiveness. This Amendment shall become effective on the date when the Administrative Agent or Wells Fargo Securities, LLC (“Wells Fargo Securities”), as applicable, shall have received (a) counterparts of this Amendment executed by the Borrowers, the Guarantor and all of the Lenders and (b) payment of all fees, costs and expenses set forth in Sections 7(a) and (b) of this Amendment.

4. Limited Effect. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. This Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document other than as expressly set forth herein, (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower, any of its Subsidiaries or any other Person with respect to any other waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” or other words of like import) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby.

5. Representations and Warranties. Each Borrower and Guarantor represents and warrants that (a) it has the corporate power and authority to make, deliver and perform this Amendment, (b) it has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Amendment, (c) this Amendment has been duly executed and delivered on behalf of such Person, (d) this Amendment constitutes a legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), (e) each of the representations and warranties contained in Article VI of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof, except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date and (f) no Default or Event of Default has occurred and is continuing as of the date hereof or after giving effect hereto.

6. Acknowledgement and Reaffirmation. By their execution hereof, each Borrower, and the Guarantor, hereby expressly (a) consents to this Amendment and to the amendments to the Credit Agreement set forth herein, (b) acknowledges that the covenants, representations, warranties and other obligations set forth in the Credit Agreement, the Notes and the other Loan Documents to which such

Borrower or the Guarantor is a party remain in full force and effect (it being understood and agreed that to the extent any such covenants, representations, warranties or other obligations are expressly modified herein, such covenants, representations, warranties or obligations shall continue in full force and effect as expressly modified herein) and (c) acknowledges and agrees that this Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

7. Costs, Expenses and Taxes. The Company agrees to pay:

(a) in accordance with Section 13.3 of the Credit Agreement, but subject to the provisions set forth in Section 5 of that certain commitment letter dated as of March 6, 2014 from Wells Fargo and the other commitment parties thereto to the Company, all reasonable and invoiced out-of-pocket costs and expenses of the Administrative Agent and Wells Fargo Securities in connection with the preparation, execution, delivery, administration of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable and invoiced fees and out-of-pocket expenses of counsel for the Administrative Agent and Wells Fargo Securities; and

(b) all fees payable pursuant to that certain letter agreement by and among the Company, Wells Fargo, Wells Fargo Securities and Citigroup Global Markets Inc., dated as of March 6, 2014.

8. Designated Borrowers. Each of the parties hereto hereby acknowledges that as of April 17, 2013, BlackRock Holdings Deutschland GmbH, a company organized under the laws of Germany, ceased to be a Designated Borrower under the Credit Agreement.

9. Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or electronic (pdf) transmission shall be effective as delivery of a manually executed counterpart hereof.

10. Governing Law. This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the law of the state of New York (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), without reference to any other conflicts or choice of law principles thereof.

11. Entire Agreement. This Amendment is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter.

12. Successors and Assigns. This Amendment shall be binding on and inure to the benefit of the parties and their heirs, beneficiaries, successors and permitted assigns.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers or representatives, all as of the day and year first written above.

BORROWERS:

BLACKROCK, INC., as Borrower and Guarantor

By:	/s/ Philippe Matsumoto
Name:	Philippe Matsumoto
Title:	Managing Director and Treasurer

BLACKROCK GROUP LIMITED, as Designated Borrower

By:	/s/ David Blumer
Name:	David Blumer
Title:	Director

BlackRock, Inc.

Amendment No. 3 to Five-Year Revolving Credit Agreement (2014)

Signature Pages

AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender, Issuing Lender, L/C Agent and Lender

By:	/s/ Tracy Moosbrugger
Name:	Tracy Moosbrugger
Title:	Managing Director

BlackRock, Inc.

Amendment No. 3 to Five-Year Revolving Credit Agreement (2014)

Signature Pages

CITIBANK, N.A., as Lender and Issuing Lender

By:	/s/ Maureen Maroney
Name:	Maureen Maroney
Title:	Vice President

BlackRock, Inc.

Amendment No. 3 to Five-Year Revolving Credit Agreement (2014)

Signature Pages

BANK OF AMERICA, N.A., as Lender

By:	/s/ Matthew C. White
Name:	Matthew White
Title:	Vice President

BlackRock, Inc.

Amendment No. 3 to Five-Year Revolving Credit Agreement (2014)

Signature Pages

BARCLAYS BANK PLC, as Lender

By:	/s/ Alicia Borys
Name:	Alicia Borys
Title:	Vice President

BlackRock, Inc.

Amendment No. 3 to Five-Year Revolving Credit Agreement (2014)

Signature Pages

JPMORGAN CHASE BANK, N.A., as Lender

By:	/s/ Ayesha Umer
Name:	Ayesha Umer
Title:	Vice President

BlackRock, Inc.

Amendment No. 3 to Five-Year Revolving Credit Agreement (2014)

Signature Pages

MORGAN STANLEY BANK, N.A., as Lender and Issuing Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

BlackRock, Inc.

Amendment No. 3 to Five-Year Revolving Credit Agreement (2014)

Signature Pages

DEUTSCHE BANK AG NEW YORK BRANCH, as Lender and Issuing Lender

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Vice President

By:	/s/ Heidi Sandquist
Name:	Heidi Sandquist
Title:	Director

BlackRock, Inc.

Amendment No. 3 to Five-Year Revolving Credit Agreement (2014)

Signature Pages

SUMITOMO MITSUI BANKING CORPORATION, as a Lender and as the Japanese Yen Lender

By:	/s/ Ryuichi Nishizawa
Name:	Ryuichi Nishizawa
Title:	Managing Director

BlackRock, Inc.

Amendment No. 3 to Five-Year Revolving Credit Agreement (2014)

Signature Pages

CREDIT SUISSE AG, Cayman Islands Branch, as Lender

By:	/s/ Doreen Barr
Name:	Doreen Barr
Title:	Authorized Signatory

By:	/s/ Alex Verdone
Name:	Alex Verdone
Title:	Authorized Signatory

BlackRock, Inc.

Amendment No. 3 to Five-Year Revolving Credit Agreement (2014)

Signature Pages

GOLDMAN SACHS BANK USA, as Lender

By:	/s/ Mark Walton
Name:	Mark Walton
Title:	Authorized Signatory

BlackRock, Inc.

Amendment No. 3 to Five-Year Revolving Credit Agreement (2014)

Signature Pages

HSBC BANK USA, NATIONAL ASSOCIATION, as Lender and Issuing Lender

By:	/s/ Stephanie W. Lee
Name:	Stephanie W. Lee
Title:	Director

BlackRock, Inc.

Amendment No. 3 to Five-Year Revolving Credit Agreement (2014)

Signature Pages

MIZUHO BANK, LTD., as Lender

By:	/s/ David Lim
Name:	David Lim
Title:	Authorized Signatory

BlackRock, Inc.

Amendment No. 3 to Five-Year Revolving Credit Agreement (2014)

Signature Pages

THE ROYAL BANK OF SCOTLAND plc, as Lender

By:	/s/ Karen Beatty
Name:	Karen Beatty
Title:	Director

BlackRock, Inc.

Amendment No. 3 to Five-Year Revolving Credit Agreement (2014)

Signature Pages

UBS AG, STAMFORD BRANCH, as Lender

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

By:	/s/ Jennifer Anderson
Name:	Jennifer Anderson
Title:	Associate Director

BlackRock, Inc.

Amendment No. 3 to Five-Year Revolving Credit Agreement (2014)

Signature Pages

ROYAL BANK OF CANADA, as Lender

By:	/s/ Greg DeRise
Name:	Greg DeRise
Title:	Authorized Signatory

BlackRock, Inc.

Amendment No. 3 to Five-Year Revolving Credit Agreement (2014)

Signature Pages

STATE STREET BANK AND TRUST COMPANY, as Lender

By:	/s/ Karen A. Gallagher
Name:	Karen A. Gallagher
Title:	Vice President

BlackRock, Inc.

Amendment No. 3 to Five-Year Revolving Credit Agreement (2014)

Signature Pages

THE BANK OF NEW YORK MELLON, as Lender

By:	/s/ Joanne Carey
Name:	Joanne Carey
Title:	Vice President

BlackRock, Inc.

Amendment No. 3 to Five-Year Revolving Credit Agreement (2014)

Signature Pages

U.S. BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Barry K. Chung
Name:	Barry K. Chung
Title:	Senior Vice President

BlackRock, Inc.

Amendment No. 3 to Five-Year Revolving Credit Agreement (2014)

Signature Pages

BANCO SANTANDER, S.A., NEW YORK BRANCH, as Lender

By:	/s/ Rita Walz-Cuccioli
Name:	Rita Walz-Cuccioli
Title:	Executive Director Banco Santander, S.A., New York Branch

By:	/s/ Terence Corcoran
Name:	Terence Corcoran
Title:	Senior Vice President Banco Santander, S.A., New York Branch

BlackRock, Inc.

Amendment No. 3 to Five-Year Revolving Credit Agreement (2014)

Signature Pages

BNP PARIBAS, as Lender

By:	/s/ Mark Parker
Name:	Mark Parker
Title:	Managing Director

By:	/s/ Edward Speal
Name:	Edward Speal
Title:	Managing Director

BlackRock, Inc.

Amendment No. 3 to Five-Year Revolving Credit Agreement (2014)

Signature Pages

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK, as Lender

By:	/s/ W. Jay Buckley
Name:	W. Jay Buckley
Title:	Managing Director

By:	/s/ Dan Fahey
Name:	Dan Fahey
Title:	Senior Associate

BlackRock, Inc.

Amendment No. 3 to Five-Year Revolving Credit Agreement (2014)

Signature Pages

SOCIETE GENERALE, as Lender

By:	/s/ Shelley Yu
Name:	Shelley Yu
Title:	Director

BlackRock, Inc.

Amendment No. 3 to Five-Year Revolving Credit Agreement (2014)

Signature Pages

STANDARD CHARTERED BANK, as Lender

By:	/s/ John C. Fell
Name:	John C. Fell
Title:	Managing Director and Head of Funds

By:	/s/ Robert K. Reddington
Name:	Robert K. Reddington
Title:	Credit Documentation Manager Credit Documentation Unit, WB Legal-Americas

BlackRock, Inc.

Amendment No. 3 to Five-Year Revolving Credit Agreement (2014)

Signature Pages

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Lender

By:	/s/ Oscar D. Cortez
Name:	Oscar D. Cortez
Title:	Vice President

BlackRock, Inc.

Amendment No. 3 to Five-Year Revolving Credit Agreement (2014)

Signature Pages

NOMURA INTERNATIONAL PLC, as Lender

By:	/s/ Morven Jones
Name:	Morven Jones
Title:	Managing Director

BlackRock, Inc.

Amendment No. 3 to Five-Year Revolving Credit Agreement (2014)

Signature Pages

Exhibit A

(to Amendment No. 3 to Five-Year Revolving Credit Agreement)

Schedule 1.1(b)

(to Five-Year Revolving Credit Agreement)

Commitments

	Commitment	Percentage	L/C Fronting Commitment
Wells Fargo Bank, National Association	$250,000,000.00	6.27%	$425,000,000.00
Citibank, N.A.	$250,000,000.00	6.27%	$200,000,000.00
Morgan Stanley Bank, N.A.	$250,000,000.00	6.27%	$125,000,000.00
HSBC Bank USA, N.A.	$250,000,000.00	6.27%	$125,000,000.00
Deutsche Bank AG New York Branch	$250,000,000.00	6.27%	$125,000,000.00	[1]
JPMorgan Chase Bank, N.A.	$250,000,000.00	6.27%
Bank of America, N.A.	$250,000,000.00	6.27%
Barclays Bank PLC	$250,000,000.00	6.27%
Credit Suisse AG	$250,000,000.00	6.27%
UBS AG, Stamford Branch	$165,000,000.00	4.14%
Mizuho Corporate Bank, Ltd.	$165,000,000.00	4.14%
Goldman Sachs Bank USA	$165,000,000.00	4.14%
State Street Bank and Trust Company	$165,000,000.00	4.14%
The Bank of New York Mellon	$165,000,000.00	4.14%
Royal Bank of Canada	$165,000,000.00	4.14%
Societe Generale	$112,500,000.00	2.82%
The Royal Bank of Scotland plc	$112,500,000.00	2.82%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$112,500,000.00	2.82%
BNP Paribas	$112,500,000.00	2.82%
U.S. Bank National Association	$50,000,000.00	1.25%
Credit Agricole Corporate & Investment Bank	$50,000,000.00	1.25%
Banco Santander, SA, New York Branch	$50,000,000.00	1.25%
Standard Chartered Bank	$50,000,000.00	1.25%
Sumitomo Mitsui Banking Corporation	$50,000,000.00	1.25%
Nomura International PLC	$50,000,000.00	1.25%

Total	$3,990,000,000.00	100.000000000%	$1,000,000,000.00

[1]	The L/C Fronting Commitment of Deutsche Bank AG New York Branch is limited solely to issuances for the Company and any Domestic Subsidiary that is a Borrower

BlackRock, Inc.

Exhibit A

Amendment No. 3 to Five-Year Revolving Credit Agreement (2014)

Exhibit B

(to Amendment No. 3 to Five-Year Revolving Credit Agreement)

Form of Letter of Credit Application

[To be attached]

BlackRock, Inc.

Exhibit B

Amendment No. 3 to Five-Year Revolving Credit Agreement (2014)